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         CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Robert J. Christian, President & Chief Executive Officer of WT Investment Trust I (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 6, 2005                    /s/ Robert J. Christian
     --------------------       ------------------------------------------------
                                Robert J. Christian, President & Chief Executive
                                Officer
                                (principal executive officer)


I, Eric K. Cheung, Vice President, Chief Financial Officer and Treasurer of WT Investment Trust I (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 6, 2005                        /s/ Eric K. Cheung
     --------------------        -----------------------------------------------
                                 Eric K. Cheung, Vice President, Chief Financial
                                 Officer and Treasurer
                                 (principal financial officer)